UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):May 11, 2011

SONORA RESOURCES CORP.
 (Exact name of registrant as specified in its charter)

Nevada	0-54268	27-1269503
(State or Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3120 S. Durango Drive, Suite 305, Las Vegas, NV 89117-4454
 (Address and telephone number of principal executive office)

Registrant’s telephone number, including area code: 702.509.5049

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On May 11, 2011, Sonora Resources Corp. was assigned a new trading symbol from the Financial Industry Regulatory Authority, "SURE." This new symbol took effect at the open of business on May 11, 2011.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	News Release dated May 11, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONORA RESOURCES CORP.
Per:	/s/ Juan Miguel Ríos Gutiérrez
Juan Miguel Ríos Gutiérrez
President, Chief Executive Officer, Secretary,
Treasurer, Chief Financial Officer and Director
May 11, 2011